UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 17, 2003

NORTHWEST AIRLINES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23642
(Commission File Number)

41-1905580
(IRS Employer Identification No.)

2700 Lone Oak Parkway, Eagan Minnesota 55121
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including area code (612) 726-2111

Item 5.  Other Events and Regulation FD Disclosure.

July 17, 2003 Forward Looking Guidance

On July 17, 2003, Northwest Airlines Corporation, a holding company whose principal indirect operating subsidiary is Northwest Airlines, Inc. and all consolidated subsidiaries (collectively, the “Company”) provided guidance for the third quarter and full year 2003. The supplemental data is attached as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

Statements in this Form 8-K including exhibits, that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the future level of air travel demand, the Company’s future load factors and yields, the airline pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the United States and other regions of the world, low-fare carrier expansion, the price and availability of jet fuel, the war with Iraq and its aftermath, the possibility of additional terrorist attacks or the fear of such attacks, concerns over Severe Acute Respiratory Syndrome (SARS), labor negotiations both at other carriers and the Company, capacity decisions of other carriers, actions of the U.S and foreign governments, foreign currency exchange rate fluctuation, inflation and other factors discussed herein. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in the Company’s Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2002. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Item 7.  Financial Statements and Exhibits.

(c)                             Exhibits

99.1                           Press Release Announcing Financial Results, Issued July 17, 2003

99.2                           Third Quarter and Full Year 2003 Guidance Issued July 17, 2003

Item 9.  Regulation FD Disclosure (including Item 12. Results of Operations and Financial Condition).

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under this Item 9, “Regulation FD Disclosure.”

On July 17, 2003, Northwest Airlines Corporation, a holding company whose principal indirect operating subsidiary is Northwest Airlines, Inc. and all consolidated subsidiaries (collectively, the “Company”) issued a press release announcing financial results for the second quarter 2003 earnings. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWEST AIRLINES CORPORATION

	By:	/s/ Michael L. Miller
Name: Michael L. Miller
Title: Vice President, Law and Secretary

July 18, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Announcing Financial Results, Issued July 17, 2003
99.2	Third Quarter and Full Year 2003 Guidance Issued July 17, 2003